UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 13, 2010

EVERGREEN ENERGY INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14176	84-1079971
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

1225 17th Street, Suite 1300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2992

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 13, 2010, Evergreen Energy, Inc. (the “Company”) held its Annual Meeting in Denver, Colorado.  The following proposals were submitted to the stockholders at the Annual Meeting:

1.   Election of directors;

2.     Vote to authorize the Board of Directors to effect a reverse stock split of all issued and outstanding shares of common stock of the Company at a stock split ratio of between 1-for-12 and 1-for-17 shares of our common stock issued and outstanding.

3.     Ratification and approval of the Company’s 2010 Equity Incentive Plan.

4.     Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2010; and

5.     Such other business as may properly be brought before the meeting and any postponements, continuations, or adjournments thereof.

For more information about the foregoing proposals, see our proxy statement dated June 4, 2010, the relevant portions of which are incorporated herein by reference.  Each holder of common stock is entitled to cast one vote per share of stock held on each matter that properly comes before the Annual Meeting.  The total number of shares of common stock entitled to vote at the Annual Meeting was 201,454,342, of which 157,835,114 shares or 78% were present in person or by proxy.

The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Proposal 1: Board of Director Election Results

Director	For	Against	Abstain	Broker Non- Votes
Guido Bartels	64,678,926	259,156	6,157,330	86,739,702
William G. Gibson	64,758,173	179,909	6,157,330	86,739,702
Manuel H. Johnson	62,489,425	2,448,657	6,157,330	86,739,702
Robert S. Kaplan	64,143,359	794,723	6,157,330	86,739,702
Richard B. Perl	58,034,448	6,903,634	6,157,330	86,739,702
Chester N. Winter	63,965,314	972,768	6,157,330	86,739,702
Thomas H. Stoner, Jr.	57,642,684	7,295,398	6,157,330	86,739,702

Messrs. Bartels, Gibson, Johnson, Kaplan, Perl, Winter, and Stoner were elected to serve as directors until the 2011 Annual Meeting of Stockholders.

Proposal 2: Vote to authorize the Board of Directors to effect a reverse stock split of all issued and outstanding shares of common stock of the Company at a stock split ratio of between 1-for-12 and 1-for-17 shares of our common stock issued and outstanding.

For	Against	Abstain	Broker Non-Votes
121,725,877	35,420,907	688,330	—

The proposal to affect a reverse stock split was approved.

Proposal 3:  Ratification and approval of the Company’s 2010 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
41,615,678	28,537,417	1,042,316	86,739,703

The proposal to ratify and approve the Company’s 2010 Equity Incentive Plan was approved.

Proposal 4:  Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2010.

For	Against	Abstain	Broker Non-Votes
147,254,294	9,199,844	1,380,976	—

The proposal to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2010 was approved; however, as discussed in our Form 8-K report dated June 23, 2010, Deloitte & Touche LLP has been dismissed by the Company’s audit committee and Hein & Associates LLP has been retained as the Company’s auditors for the year ending December 31, 2010.  Ratification of our independent registered accounting firm is advisory in nature and is not required in connection with the appointment of Hein.

A copy of the press release announcing the results of the annual shareholders’ meeting is attached as exhibit 99.1 to this Form 8-K.

Item 9.01		Financial Statements and Exhibits

(d)	Exhibits.	The following material is filed as an exhibit to this Current Report on Form 8-K:

	Exhibit 99.1	Press release of Evergreen Energy, Inc., dated July, 13, 2010, announcing results of elections

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evergreen Energy Inc.

Date: July 14, 2010	By:	/S/ DIANA L. KUBIK
Diana L. Kubik
Vice President and Chief Financial Officer